UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 29, 2026, Janus Henderson Group plc (the “Company”) held its 2026 Annual General Meeting of Shareholders. Shareholders voted on the following resolutions and cast their votes as described below. All director nominees were elected (Proposal 1). The proposal to approve an increase in the cap on the aggregate annual compensation for non-executive directors was approved (Proposal 2). The proposal to approve the compensation of the Named Executive Officers as disclosed in the Company’s 2026 Proxy Statement, through a non-binding advisory vote, was approved (Proposal 3). The special resolution to renew the Board’s authority to repurchase its ordinary shares (“common stock”) was approved (Proposal 4). Additionally, shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2026 and authorized the Directors to determine their remuneration (Proposal 5).

Proposal 1: Election of Directors.

Proposal	Nominee	For	% For	Against	Abstain	Broker Non-Votes
1.1	Brian Baldwin	117,787,538	99.6	473,065	77,669	12,800,205
1.2	John Cassaday	117,511,387	99.4	766,372	60,513	12,800,205
1.3	Kalpana Desai	113,768,173	96.2	4,503,531	66,568	12,800,205
1.4	Ali Dibadj	118,089,196	99.8	183,432	65,644	12,800,205
1.5	Kevin Dolan	117,646,304	99.5	630,763	61,205	12,800,205
1.6	Eugene Flood Jr.	116,956,991	98.9	1,314,363	66,918	12,800,205
1.7	Josh Frank	117,714,024	99.5	552,734	71,514	12,800,205
1.8	Alison Quirk	116,809,780	98.8	1,468,178	60,314	12,800,205
1.9	Leslie F. Seidman	117,686,790	99.5	590,246	61,236	12,800,205
1.10	Angela Seymour-Jackson	116,294,615	98.3	1,981,796	61,861	12,800,205
1.11	Anne Sheehan	117,675,342	99.5	600,332	62,598	12,800,205

Proposal 2: Increase aggregate cap for non-executive director compensation.

For	% For	Against	Abstain	Broker Non-Vote
84,723,565	71.7	33,462,599	152,108	12,800,205

Proposal 3: Advisory Say-on-Pay Vote on Executive Compensation.

For	% For	Against	Abstain	Broker Non-Vote
79,001,049	66.8	39,198,468	138,755	12,800,205

Proposal 4: Renewal of Authority to Repurchase Common Stock.

For	% For	Against	Abstain	Broker Non-Vote
130,748,879	99.8	254,159	135,439	0

Proposal 5: Reappointment and Remuneration of Auditors.

For	% For	Against	Abstain	Broker Non-Vote
130,811,781	99.8	250,756	75,940	0

Note: In tabulating the voting results, only FOR or AGAINST votes are counted. Broker non-votes and abstentions are counted only for purposes of determining whether a quorum is present. Issued Share Capital as at the record date (April 13, 2026): 154,075,608 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: June 1, 2026	By:	/s/ Sukh Grewal
Sukh Grewal
Chief Financial Officer

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